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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) -- March 20, 1997


                               FIFTH THIRD BANCORP
               (Exact Name of Registrant as Specified in Charter)


                   Ohio                                      31-0854434
(State or Other Jurisdiction of Incorporation)      (IRS Employer Identification
                                                                 No.)

                                     0-8076
                                (Commission File
                                     Number)

                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
               (Address of Principal Executive Office) (Zip Code)



Registrant's telephone number, including area code -- (513) 579-5300
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Item 5.  Other Events.

On March 20, 1997, Fifth Third Capital Trust I, a Delaware statutory business trust (the "Trust"), issued 200,000 of its 8.136% Capital Securities, Series A (the "Capital Securities"), which represented beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement No. 333-17993). Net proceeds to the Registrant were approximately $197.6 million. The sole asset of the Trust is $206,186,000 in aggregate principal amount of the 8.136% Junior Subordinated Deferrable Interest Debentures, Series A, of the Registrant. In addition, pursuant to the Guarantee Agreement and the Agreement Regarding Expenses and Liabilities referred to below, the Registrant has guaranteed the obligations of the Trust under the Capital Securities.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are filed herewith:

Exhibit Number             Description
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
         1.1      Underwriting Agreement, dated March 13, 1997, among Fifth
                  Third Capital Trust I, Fifth Third Capital Trust II, Fifth
                  Third Bancorp and Goldman, Sachs & Co., as representatives of the Underwriters.

         1.2      Pricing Agreement, dated March 13, 1997, among Fifth Third
                  Capital Trust I, Fifth Third Capital Trust II, Fifth Third
                  Bancorp, and Goldman, Sachs & Co., as Representatives of the
                  Underwriters.

         4.1 Junior Subordinated Indenture, dated as of March 20, 1997, between Fifth Third Bancorp and Wilmington Trust Company, as
                  Debenture Trustee.

         4.2      Certificate Representing the 8.136% Junior Subordinated
                  Deferrable Interest Debentures, Series A, of Fifth Third
                  Bancorp

         4.3      Amended and Restated Trust Agreement, dated as of March 20,
                  1997, of Fifth Third Capital Trust II, among Fifth Third
                  Bancorp, as Depositor, Wilmington Trust Company, as Property
                  Trustee, and the Administrative Trustees named therein.

         4.4      Certificate Representing the 8.136% Capital Securities, Series
                  A, of Fifth Third Capital Trust I.

         4.5      Guarantee Agreement, dated as of March 20, 1997, between Fifth
                  Third Bancorp, as Guarantor, and Wilmington Trust Company, as
                  Guarantee Trustee.

         4.6 Agreement as to Expense and Liabilities, dated as of March 20, 1997, between Fifth Third Bancorp, as the holder of the Common
                  Securities of Fifth Third Capital Trust I and Fifth Third
                  Capital Trust II

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     FIFTH THIRD BANCORP


Date:    March   26, 1997                 By:      /s/ Paul L. Reynolds
                ----                               ------------------------
                                                     Paul L. Reynolds
                                                     Assistant Secretary